Exhibit 99.1
Media Contact:
Michael D. Porcelain, President and Chief Operating Officer
(631) 962-7000
Info@comtechtel.com

COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES
RESULTS FOR FISCAL 2020 FOURTH QUARTER AND FULL YEAR AND
PROVIDES COMMENTS AND FINANCIAL TARGETS FOR FISCAL 2021

Melville, New York – September 29, 2020 – Comtech Telecommunications Corp. (NASDAQ: CMTL) today reported its operating results for the fourth quarter and fiscal year ended July 31, 2020. The Company also provided forward-looking comments and financial targets for fiscal 2021.

2020 Fourth Quarter Highlights

•Consolidated net sales for the fourth quarter of fiscal 2020 were solid at $149.7 million, which represents a sequential increase of 10.8% as compared to the $135.1 million achieved during the Company’s third quarter ended April 30, 2020.

•With bookings of $159.7 million, the Company achieved a book-to-bill ratio of 1.07 during the fourth quarter of fiscal 2020. The Company’s pipeline remains strong and includes a number of large opportunities.

•On a GAAP basis, for the fourth quarter of fiscal 2020, Comtech reported operating income of $2.8 million, net income of $1.1 million and net income per diluted share ("EPS") of $0.04. Comtech’s operating income in the fourth quarter was impacted by $6.4 million of acquisition plan expenses. As reconciled to the most directly comparable GAAP financial measures in the table below, excluding acquisition plan expenses and a net discrete tax expense of $0.1 million, Non-GAAP net income and Non-GAAP EPS were $5.2 million and $0.21, respectively.

•Adjusted EBITDA for the fourth quarter of fiscal 2020 was $23.5 million or 15.7% of consolidated net sales with strong GAAP operating cash flows of $13.8 million. Adjusted EBITDA is a non-GAAP financial measure which is reconciled to the most directly comparable GAAP financial measure and is more fully defined below.

2020 Fiscal Year Highlights

•Consolidated net sales for fiscal 2020 were $616.7 million with full year bookings of $584.4 million, translating into a book-to-bill ratio of 0.95. Backlog at year end was $620.9 million. When adding Comtech's backlog and the total unfunded value of multi-year contracts that Comtech has received and for which it expects future orders, its revenue visibility approximates $1.0 billion. A number of large potential contract awards are pending.

•On a GAAP basis, for fiscal 2020, Comtech reported operating income of $15.2 million, net income of $7.0 million and EPS of $0.28. Comtech’s operating income was impacted by $20.8 million of acquisition plan expenses and $0.4 million of estimated contract settlement costs. As reconciled to the most directly comparable GAAP financial measure in the table below, Non-GAAP net income and EPS were $19.2 million and $0.77, respectively.

•Adjusted EBITDA for fiscal 2020 was $77.8 million or 12.6% of consolidated net sales with strong GAAP operating cash flows of $52.8 million.

•As of July 31, 2020, Comtech had $47.9 million of cash and cash equivalents and lowered its total debt outstanding in fiscal 2020 by $16.2 million to $149.6 million.

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In commenting on the Company's fourth quarter fiscal 2020 performance, Fred Kornberg, Chairman of the Board and Chief Executive Officer, noted, “Our fourth quarter’s results provided a strong finish to what was a challenging fiscal year as a result of the COVID-19 pandemic. Our prudent financial management in these turbulent times has enabled us to generate strong operating cash flows and given us the flexibility to continue to invest in our business. As we look to fiscal 2021, we will continue to drive long-term growth and shareholder value creation through our steadfast commitment to delivering critical technology solutions to our customers.”

COMMENTS AND FINANCIAL TARGETS FOR EXPECTED FISCAL 2021 PERFORMANCE

Comtech is making the following comments on expected fiscal 2021 performance:

•Excluding the impact of any pending acquisitions, Comtech expects that fiscal 2021 consolidated net sales and Adjusted EBITDA will be slightly higher than the amounts achieved in fiscal 2020.

•Fiscal 2021 consolidated net sales are anticipated to reflect a similar percentage of total Government Solutions segment sales due to strong demand for (i) Manpack Satellite Terminals, networking equipment and other advanced VSAT products by the U.S. Army; (ii) ongoing sustainment services to the U.S. Army for the AN/TSC-198A SNAP terminal; (iii) sustainment services for the U.S. Army's Project Manager Mission Command (“PM MC”) Blue Force Tracking (“BFT-1”) program; and (iv) Joint Cyber Analysis Course (“JCAC”) training solutions. Also, Comtech expects additional orders for the newly introduced Comtech COMET, the world’s smallest deployable troposcatter terminal, and its next-generation troposcatter system used by the U.S. Marine Corps.

•Fiscal 2021 net sales in its Commercial Solutions segment are expected to reflect: (i) strong demand for its public safety and location technology solutions (including beginning work on its new contract to design, deploy, and operate next generation 911 services for the State of South Carolina); (ii) deliveries to support a critical U.S. Air Force and U.S. Army Anti-jam Modem (“A3M”) program under the U.S. Space Force’s Space and Missile Systems Center (“SMC”) agency; and (iii) a similar level of annual sales in its satellite earth station product line as compared to fiscal 2020. As discussed on prior earnings conference calls, fiscal 2021 net sales will reflect the absence of a high margin 911 call routing software contract from a large U.S. mobile network operator whose contract with Comtech ended in March 2020. In addition, fiscal 2021 will reflect the cessation of certain software-related services provided to a smaller U.S. mobile network operator that was recently acquired by a competitor.

•Fiscal 2021 operating income will be impacted by acquisition plan expenses (including litigation expenses) associated with the pending acquisitions of Gilat Satellite Networks Ltd. ("Gilat") and UHP Networks, Inc. ("UHP"). To-date, during the first quarter of fiscal 2021, the Company has incurred approximately $14.2 million of acquisition related litigation expenses. Acquisition plan expenses are expected to continue through the Company’s second quarter of fiscal 2021. Updated information about the pending UHP and Gilat acquisitions (and related litigation) can be found in the Company’s Form 10-K as filed with the Securities and Exchange Commission. Because the amount of these expenses remains largely unpredictable, the Company is not providing any GAAP operating income, GAAP net income or any GAAP EPS guidance or a reconciliation of the Company’s projected results to the most comparable GAAP measure, as such a reconciliation cannot be prepared without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Mr. Kornberg provided additional commentary on the Company’s expected fiscal 2021 performance saying, “We are fortunate that our technology solutions address critical communications needs. Although it remains tough to give reliable guidance given the ongoing pandemic and volatile business environment, we believe that fiscal 2021 will be better than fiscal 2020. Our initial thinking is that we can achieve better results in fiscal 2021 and are targeting to achieve fiscal 2021 consolidated net sales of approximately $610.0 million to $630.0 million with Adjusted EBITDA in the range of $74.0 million to $78.0 million. As the year progresses and new orders come in, I remain optimistic that actual 2021 results will exceed these amounts.”

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Conference Call
The Company has scheduled an investor conference call for 4:30 PM (ET) on Tuesday, September 29, 2020. Investors and the public are invited to access a live webcast of the conference call from the Investor Relations section of the Comtech website at www.comtechtel.com. Alternatively, investors can access the conference call by dialing (800) 895-3367 (domestic), or (785) 424-1063 (international) and using the conference I.D. "Comtech." A replay of the conference call will be available for seven days by dialing (888) 219-1263 or (402) 220-4943. In addition, an updated investor presentation, including earnings guidance, is available on the Company's website.

About Comtech
Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company sells products to a diverse customer base in the global commercial and government communications markets.

Additional Information and Where to Find It
This filing is being made in respect of a proposed business combination involving Comtech and Gilat Satellite Networks Ltd. (“Gilat”). This document does not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote or approval nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed business combination involving Comtech and Gilat, a Registration Statement on Form S-4 (File No. 333-236840) has been filed with and declared effective by the SEC. This document is not a substitute for the prospectus / proxy statement included in the Registration Statement or any other document that Comtech or Gilat may file with the SEC in connection with the proposed transaction. Investors and security holders of Comtech and Gilat are urged to read the definitive proxy statement/final prospectus contained in the Registration Statement and any other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed transaction.

You may obtain copies of all documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (when they become available) and other documents filed with the SEC by Comtech on Comtech’s Investor Relations page on Comtech’s web site at www.comtechtel.com or by writing to Comtech, Investor Relations, (for documents filed with the SEC by Comtech), or by Gilat on Gilat’s Investor Relations page on Gilat’s web site at www.Gilat.com or by writing to Gilat, Investor Relations, (for documents filed with the SEC by Gilat).

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Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company's future performance and financial condition, pending litigation, potential transactions, plans and objectives of the Company's management and the Company's assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company's control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company's management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, among other things: the risk that the acquisitions of Gilat and UHP may not be consummated for reasons including that the conditions precedent to the completion of these acquisitions may not be satisfied or the occurrence of any event, change or circumstance could give rise to the termination of the agreements; the risk that the regulatory approvals will not be obtained; the possibility that the expected synergies from recent or pending acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses and pending acquisitions will not be integrated with Comtech successfully; the possibility of disruption from the recent or pending acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements, including the risks associated with expanding the sales of the Company's HeightsTM Network Platform ("HEIGHTS"); changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic; and other factors described in this and the Company's other filings with the Securities and Exchange Commission.

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Consolidated Statements of Operations

	(Unaudited)		(Audited)
	Three months ended July 31,		Twelve months ended July 31,
	2020	2019	2020	2019

Net sales	$149,673,000	$176,372,000	$616,715,000	$671,797,000
Cost of sales	100,010,000	112,362,000	389,882,000	424,357,000
Gross profit	49,663,000	64,010,000	226,833,000	247,440,000

Expenses:
Selling, general and administrative	23,592,000	31,396,000	117,130,000	128,639,000
Research and development	11,255,000	15,743,000	52,180,000	56,407,000
Amortization of intangibles	5,643,000	5,207,000	21,595,000	18,320,000
Settlement of intellectual property litigation	—	—	—	(3,204,000)
Acquisition plan expenses	6,357,000	1,259,000	20,754,000	5,871,000
	46,847,000	53,605,000	211,659,000	206,033,000

Operating income	2,816,000	10,405,000	15,174,000	41,407,000

Other expenses (income):
Interest expense	1,130,000	2,150,000	6,054,000	9,245,000
Write-off of deferred financing costs	—	—	—	3,217,000
Interest (income) and other	(227,000)	42,000	(190,000)	35,000

Income before provision for income taxes	1,913,000	8,213,000	9,310,000	28,910,000
Provision for income taxes	787,000	2,078,000	2,290,000	3,869,000

Net income	$1,126,000	$6,135,000	$7,020,000	$25,041,000

Net income per share:
Basic	$0.05	$0.25	$0.28	$1.04
Diluted	$0.04	$0.25	$0.28	$1.03

Weighted average number of common shares outstanding – basic	25,001,000	24,270,000	24,798,000	24,124,000

Weighted average number of common and common equivalent shares outstanding – diluted	25,060,000	24,428,000	24,899,000	24,302,000

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Consolidated Balance Sheets
(Audited)

	July 31, 2020	July 31, 2019
Assets
Current assets:
Cash and cash equivalents	$47,878,000	$45,576,000
Accounts receivable, net	126,816,000	145,032,000
Inventories, net	82,302,000	74,839,000
Prepaid expenses and other current assets	20,101,000	14,867,000
Total current assets	277,097,000	280,314,000
Property, plant and equipment, net	27,037,000	28,026,000
Operating lease right-of-use assets, net	30,033,000	—
Goodwill	330,519,000	310,489,000
Intangibles with finite lives, net	258,019,000	261,890,000
Deferred financing costs, net	2,391,000	3,128,000
Other assets, net	4,551,000	3,864,000
Total assets	$929,647,000	$887,711,000
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$23,423,000	$24,330,000
Accrued expenses and other current liabilities	85,104,000	78,584,000
Operating lease liabilities, current	8,247,000	—
Finance lease and other obligations, current	57,000	757,000
Dividends payable	2,468,000	2,406,000
Contract liabilities	40,250,000	38,682,000
Interest payable	163,000	588,000
Total current liabilities	159,712,000	145,347,000
Non-current portion of long-term debt, net	149,500,000	165,000,000
Operating lease liabilities, non-current	24,109,000	—
Income taxes payable	1,963,000	325,000
Deferred tax liability, net	17,637,000	12,481,000
Long-term contract liabilities	9,596,000	10,654,000
Other liabilities	17,831,000	18,822,000
Total liabilities	380,348,000	352,629,000
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $.10 per share; shares authorized and unissued 2,000,000	—	—
Common stock, par value $0.10 per share; authorized 100,000,000 shares; issued 39,924,439 shares and 39,276,161 shares at July 31, 2020 and 2019, respectively	3,992,000	3,928,000
Additional paid-in capital	569,891,000	552,670,000
Retained earnings	417,265,000	420,333,000
	991,148,000	976,931,000
Less:
Treasury stock, at cost (15,033,317 shares at July 31, 2020 and 2019)	(441,849,000)	(441,849,000)
Total stockholders’ equity	549,299,000	535,082,000
Total liabilities and stockholders’ equity	$929,647,000	$887,711,000
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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

Use of Non-GAAP Financial Measures
In order to provide investors with additional information regarding its financial results, this press release contains "Non-GAAP financial measures" under the rules of the SEC. The Company's Adjusted EBITDA is a Non-GAAP measure that represents earnings (loss) before income taxes, interest (income) and other, write-off of deferred financing costs, interest expense, amortization of stock-based compensation, amortization of intangible assets, depreciation expense, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, facility exit costs and strategic alternatives analysis expenses and other. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA used by other companies and therefore may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing the Company's performance and comparability of its results with other companies. The Company's Non-GAAP measures for consolidated operating income, net income and net income per diluted share reflect the GAAP measures as reported, adjusted for certain items as discussed below. These Non-GAAP financial measures have limitations as an analytical tool as they exclude the financial impact of transactions necessary to conduct the Company’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. These measures are adjusted as described in the reconciliation of GAAP to Non-GAAP in the below tables, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review the GAAP financial results that are disclosed in the Company’s SEC filings. The Company has not quantitatively reconciled its fiscal 2021 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted. For example, quantification of stock-based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable. Accordingly, reconciliations to the Non-GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results.

	Three months ended July 31,		Twelve months ended July 31,
	2020	2019	2020	2019

Reconciliation of GAAP Net Income to Adjusted EBITDA:
Net income	$1,126,000	6,135,000	$7,020,000	25,041,000
Provision for income taxes	787,000	2,078,000	2,290,000	3,869,000
Interest (income) and other	(227,000)	42,000	(190,000)	35,000
Write-off of deferred financing costs	—	—	—	3,217,000
Interest expense	1,130,000	2,150,000	6,054,000	9,245,000
Amortization of stock-based compensation	6,177,000	8,071,000	9,275,000	11,427,000
Amortization of intangibles	5,643,000	5,207,000	21,595,000	18,320,000
Depreciation	2,539,000	3,309,000	10,561,000	11,927,000
Estimated contract settlement costs	—	—	444,000	6,351,000
Settlement of intellectual property litigation	—	—	—	(3,204,000)
Acquisition plan expenses	6,357,000	1,259,000	20,754,000	5,871,000
Facility exit costs	—	—	—	1,373,000
Adjusted EBITDA	$23,532,000	28,251,000	$77,803,000	93,472,000

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In addition, a reconciliation of Comtech's GAAP consolidated operating income, net income and net income per diluted share to the corresponding non-GAAP measures is shown in the tables below for the three and twelve months ended July 31, 2020 and 2019:

	July 31, 2020
	Three months ended			Twelve months ended
	Operating Income	Net Income	Net Income per Diluted Share*	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$2,816,000	$1,126,000	$0.04	$15,174,000	$7,020,000	$0.28
Estimated contract settlement costs	—	—	—	444,000	280,000	0.01
Acquisition plan expenses	6,357,000	4,005,000	0.16	20,754,000	13,075,000	0.53
Net discrete tax expense (benefit)	—	79,000	—	—	(1,155,000)	(0.05)
Non-GAAP measures	$9,173,000	$5,210,000	$0.21	$36,372,000	$19,220,000	$0.77

	July 31, 2019
	Three months ended			Twelve months ended
	Operating Income	Net Income	Net Income per Diluted Share*	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$10,405,000	$6,135,000	$0.25	$41,407,000	$25,041,000	$1.03
Estimated contract settlement costs	—	—	—	6,351,000	4,874,000	0.20
Settlement of intellectual property litigation	—	—	—	(3,204,000)	(2,459,000)	(0.10)
Facility exit costs	—	—	—	1,373,000	1,054,000	0.04
Acquisition plan expenses	1,259,000	966,000	0.04	5,871,000	4,506,000	0.19
Write-off of deferred financing costs	—	—	—	—	2,469,000	0.10
Net discrete tax expense (benefit)	—	116,000	—	—	(2,875,000)	(0.12)
Non-GAAP measures	$11,664,000	$7,217,000	$0.29	$51,798,000	$32,610,000	$1.34

* Per share amounts may not foot due to rounding.
ECMTL
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